J.P. Morgan Funds
Supplement dated December 29, 1999 to the following Prospectus:

J.P. Morgan Fixed Income Funds, dated December 1, 1999

Effective January 1, 2000, the benchmark of the J.P. Morgan Emerging Markets Debt Fund will be the Emerging Markets Bond Index ("EMBI") Global. EMBI Global is a broad-based unmanaged index which tracks total return for U.S. dollar-denominated emerging markets debt, including brady bonds, eurobonds, and loans.